Exhibit 10.2

$56,340,000.00	June 21, 2024

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, WHITESTONE STRAND LLC, WHITESTONE LAS COLINAS VILLAGE LLC, and WHITESTONE SEVILLE, LLC, each a Delaware limited liability company (individually or collectively, as the context may require, jointly and severally “Borrower”) hereby promises to pay to the order of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation (together with its successors and assigns, “Lender”), in lawful money of the United States of America and in immediately available funds, at the lending office of Lender at One Nationwide Plaza, Fifth Floor, Columbus, Ohio 43215, Attention: Real Estate Investments, 1-05-701, or at such other place as Lender may from time to time designate, on or before the Maturity Date, FIFTY-SIX MILLION, THREE HUNDRED FORTY THOUSAND AND NO/100 U.S. DOLLARS ($56,340,000.00), or the aggregate principal amount then outstanding pursuant to the Loan Agreement (as defined below). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Loan Agreement referred to below.

Borrower also promises to pay principal and/or interest in like currency and funds on the unpaid principal amount of the Loan made by Lender, at said office, from the date hereof until paid at the rates, in the amounts, and on the dates provided in Section 2.3 of the Loan Agreement.

This Promissory Note (this “Note”) is the Note referred to in the Loan Agreement, dated of even date herewith, by and among Borrower and Lender (as amended, modified or supplemented and from time to time in effect, the “Loan Agreement”) and is entitled to the benefits thereof and of the other Loan Documents.

If an Event of Default has occurred and is continuing, the principal of and accrued interest on this Note may be immediately declared to be due and payable without demand or notice in the manner and with the effect provided in the Loan Agreement. For the avoidance of doubt, and notwithstanding anything in this Note or any of the other Loan Documents to the contrary, with respect to any use of the phrases “during the continuance of an Event of Default”, “if an Event of Default has occurred and is continuing,” and similar phrases in this Note or any of the other Loan Documents, Lender shall not be obligated to accept any cure of a default following the expiration of the applicable cure period, if any, and if, following an Event of Default, Borrower then proffers a cure of such Event of Default, such Event of Default shall only be deemed cured if Lender, in its sole and absolute discretion, accepts such proffered cure in writing.

Borrower and any endorsers or guarantors hereby waive presentment, demand, protest or notice of any kind in connection with this Note (unless otherwise specifically set forth in the Security Instrument, the Loan Agreement or the other Loan Documents), notice of acceleration or intent to accelerate and diligence in collection. No failure to exercise, or delay in exercising, any rights hereunder on the part of Lender shall operate as a waiver of any such rights.

This Note evidences all advances of the principal amount hereof made, interest due and all amounts otherwise owed to Lender under the Loan Agreement. This Note is secured by the liens and security interests created under the Loan Documents (including those arising under the Security Instrument). Reference is made to the Loan Agreement for additional provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, application of payments, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, notice addresses, and participation interest (if any), and all of the terms, conditions and provisions of the Loan Agreement are incorporated herein by this reference. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

Borrower’s liability hereunder is subject to the limitation on liability provisions of Article X of the Loan Agreement.

Where more than one Borrower is named herein, the obligations and liabilities of said Borrower shall be joint and several.

If any term or provision of this Note is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining terms and provisions of this Note or any part thereof, which shall remain in full force and effect.

This Note may not be amended or modified except by an agreement in writing signed by the party against whom enforcement is sought.

In connection with the Loan and this Note, time shall be of the essence.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

This Note may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Note by electronic transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Note by electronic transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by electronic transmission.

[Signature Page Follows]

Signature Page to Promissory Note

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.

BORROWER:

WHITESTONE STRAND LLC, a Delaware limited liability company

By	Whitestone REIT Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By:	Whitestone REIT, a Maryland real estate
investment trust, its general partner

By:	/s/ John S. Hogan
Name: John S. Hogan
Title: Chief Financial Officer

WHITESTONE LAS COLINAS VILLAGE LLC, a Delaware limited liability company

By:	Whitestone REIT Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By:	Whitestone REIT, a Maryland real estate
investment trust, its general partner

By:	/s/ John S. Hogan
Name: John S. Hogan
Title: Chief Financial Officer

Signature Page to Promissory Note

WHITESTONE SEVILLE, LLC, a Delaware limited liability company

By:	Whitestone REIT Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By:	Whitestone REIT, a Maryland real estate
investment trust, its general partner

By:	/s/ John S. Hogan
Name: John S. Hogan
Title: Chief Financial Officer